The MoneyShow San Francisco Finding Yield in a Zero Rate World August 24, 2012 Exhibit 99.1

2 2
Safe Harbor Statement
NOTE:
This presentation contains certain statements that are not historical facts and that constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. Statements in this presentation addressing expectations, assumptions, beliefs, projections, future plans, strategies, and events, developments that we expect or anticipate will occur in the future, and future operating results or financial condition are forward-looking statements.
Forward-looking statements in this presentation may include, but are not limited to, statements about projected future investment strategies and leverage ratios, future financial performance, the projected impact of NOL carryforwards, future dividends paid to shareholders, and future investment opportunities and capital raising activities. The words “will,” “believe,” “expect,” “forecast,” “anticipate,” “intend,” “estimate,” “assume,” “project,” “plan,” “continue,” and similar expressions also identify forward-looking statements. These forward-looking statements reflect our current beliefs, assumptions and expectations based on information currently available to us, and are applicable only as of the date of this presentation.  Forward-looking statements are inherently subject to risks, uncertainties, and other factors, some of which cannot be predicted or quantified and any of which could cause the Company’s actual results and timing of certain events to differ materially from those projected in or contemplated by these forward-looking statements. Not all of these risks, uncertainties and other factors are known to us. New risks and uncertainties arise over time, and it is not possible to predict those risks or uncertainties or how they may affect us. The projections, assumptions, expectations or beliefs upon which the forward-looking statements are based can also change as a result of these risks and uncertainties or other factors. If such a risk, uncertainty, or other factor materializes in future periods, our business, financial condition, liquidity and results of operations may differ materially from those expressed or implied in our forward-looking statements.
While it is not possible to identify all factors, some of the factors that may cause actual results to differ from historical results or from any results expressed or implied by our forward-looking statements, or that may cause our projections, assumptions, expectations or beliefs to change, include the following: the risks and uncertainties referenced in our Annual Report on Form 10-K for the year ended December 31, 2011 and subsequent filings with the Securities and Exchange
Commission, particularly those set forth under the caption “Risk Factors”; our ability to find suitable reinvestment opportunities; changes in economic conditions;
changes in interest rates and interest rate spreads, including the repricing of interest-earnings assets and interest-bearing liabilities; our investment portfolio performance particularly as it relates to cash flow, prepayment rates and credit performance; the cost and availability of financing; the cost and availability of new equity capital; changes in our use of leverage; the quality of performance of third-party service providers of our loans and loans underlying our securities; the level of defaults by borrowers on loans we have securitized; changes in our industry; increased competition; changes in government regulations affecting our business;
regulatory actions, if any, taken in connection with an SEC review of certain sections of the Investment Company Act of 1940; government initiatives to support the
U.S financial system and U.S. housing and real estate markets; financial condition and future operations of the GSEs; GSE reform or other government policies and actions; an ownership shift under Section 382 of the Internal Revenue Code that impacts the use of our tax NOL carry forward; and our continued eligibility for inclusion in Russell Indexes and the materiality of the income taxes which may be due to the Company’s ownership of securities that generate excess inclusion income.

Ways Investors Can Find Yield:
Indicated yields based  on publicly available information as of August 22, 2012.
Actual yields may vary substantially from the amounts indicated above

MLPs
~ 5%
Annuities
~ 4.5%
S&P 500
Equities
~ 2.1%
Treasury
Bonds
2 Yr ~.29%
MREITS
~ 10%+

Our Guiding Principles
Our Mission
Our Core Values
• Generate dividends for shareholders
• Manage leverage conservatively
• Remain owner-operators
• Maintain a culture of integrity and employ the highest ethical standards
• Provide a strong risk management culture
• Focus on long-term shareholder value while preserving capital
Manage a successful public mortgage REIT with a focus on
capital preservation and providing risk-adjusted returns
reflective of a diversified, leveraged fixed income portfolio.

DX Snapshot
Market Highlights: (as of 8/20/12)
Common Preferred
NYSE Stock Ticker: DX DXPrA
Shares Outstanding: 54,367,218 2,300,000
Dividends Q2: $0.29 Annually: $2.125
Share Price: $10.42 $25.58
Price to Book:
1.08x
Liquidation
Preference: $25
Market Capitalization: $566.5 million -
Large NOL
carryforward for
unique total
return
opportunity
Diversified
investment
strategy
investing in
residential and
commercial
mortgage assets
Significant
inside
ownership and
experienced
management
team
Internally
managed REIT
commenced
operations in
1988

Summary of Results
Dividends and Earnings Per Share*
Book Value Per Share
Net Interest Spread
Return on Average Equity*
*As presented on this slide, Q3-2011 earnings per share and return on average equity exclude the impact of certain items (EPS Ex-Items). EPS Ex-Items for Q3-2011 excludes from GAAP earnings per share the impact of litigation settlement and related defense costs of $8.2 million (or $0.20 per diluted common share), a loss of $2.0 million (or $0.05 per diluted common share) on redemption of non-recourse collateralized financings, and $1.3 million (or $0.03 per diluted common share) in net accelerated premium amortization due to an increase in forecasted prepayment speeds during the third quarter of 2011. For Q3-2011, reported diluted EPS was $0.04 and reported annualized ROAE was 1.6%.

Book Value Growth Since 2008 $8.07 $9.08 $9.64 $9.20 $9.66 2008 2009 2010 2011 6/30/2012 7

Trading Comparables Yields Portfolio Leverage 8 Source: J.P. Morgan and Company data For DX, indicated yield is ROE for 2Q 2012 and for all others, indicated yield is dividend yield as of 8/17/2012

Our Portfolio Strategy
OUR GOAL IS TO LIMIT CREDIT, INTEREST RATE,
PREPAYMENT, AND EXTENSION RISK IN OUR INVESTMENT
PORTFOLIO BY CONSTRUCTING A PORTFOLIO WITH:
Agency and Non-Agency Securities
Short Duration Assets
High Credit Quality
Prepayment Protection
Low Leverage

10 DX Investment Portfolio (as of June 30, 2012) <15 16-40 41-60 61-84 85-120 120-125 Months to Maturity/Reset Agency/Non-Agency Portfolio Expected Maturity/Reset Distribution Residential/Commercial

DX Portfolio Detail (as of June 30, 2012) 11 *Agency MBS are considered AAA rated as of the date presented Dollar Prepayment Premium Exposure Credit Quality

CMBS Portfolio
(as of June 30, 2012)

Asset Type
By year of origination
$ in millions
$ in millions
*Agency CMBS are considered AAA-rated  as of the date presented
Credit Quality Non-Agency Vintage
Collateral

Portfolio Performance
*As presented on this slide, Q3-2011 return on average equity is calculated based on a measure that excludes the impact of certain items on earnings per share (EPS Ex-Items). EPS Ex-Items for Q3-2011 was
$0.32 and excludes from GAAP earnings per share the impact of litigation settlement and related defense costs of $8.2 million (or $0.20 per diluted common share), a loss of $2.0 million (or $0.05 per diluted common share) on redemption of non-recourse collateralized financings, and $1.3 million (or $0.03 per diluted common share) in net accelerated premium amortization due to an increase in forecasted prepayment speeds during the third quarter of 2011. For Q3-2011, reported diluted EPS was $0.04 and reported annualized ROAE was 1.6%.
(as of  June 30, 2012)
Net Interest Spread
(quarter ended)
Prepayment Performance Leverage and ROE
June 30, 2012 March 31, 2012
Agency Non-Agency Portfolio Agency Non-Agency Portfolio
2.75% 6.05% 3.29% 2.98% 6.49% 3.58%
(0.88%) (2.55%) (1.11%) (0.91%)
(2.52%)
(1.17%)
1.87% 3.50% 2.18% 2.07% 3.97% 2.41%
Investment Yield
Cost of funds
Net interest spread

14 Dynex Value Proposition Source: SNL +105.19% Internally Managed and Publicly Traded Since 1988 Diversified Investment Strategy Large Tax NOL Significant Insider Ownership

15 APPENDIX

Capital Allocation (as of June 30, 2012)
(1)  At June 30, 2012, associated financing for investments includes repurchase agreements, and securitization financing issued to third parties (the latter of which are presented on the Company’s balance sheet as “non-recourse collateralized financing”). Associated financing for hedging instruments represents the fair value of the interest rate swap agreements in a liability position.
($ in millions)
Asset Carrying
Basis
Associated
Financing
(1)
/
Liability
Carrying Basis
Allocated
Shareholders'
Equity
Leverage
Target Notes
• $1,715.0 in Hybrid Agency ARMs
   - Weighted average months-to-reset of 65 months
• $552.2 in Agency ARMs
   - Weighted average months-to-reset of 8 months
Agency CMBS 328.8 (225.0) 103.7 8x • Weighted average months-to-maturity of 102
• Voluntary prepayment protected
Agency CMBS IO 299.9 (243.7) 56.2 3 - 4x • Weighted average months-to-maturity of 100 months
Non-Agency RMBS 18.1 (14.6) 3.5 4 - 5x • 2Q 2012 weighted average annualized yield of 5.60%
• ~43% “AAA” and “AA” rated
Non-Agency CMBS • 2Q 2012 weighted average annualized yield of 5.81%
• ~47% “AAA” and “AA” rated
Non-Agency CMBS IO 66.0 (51.1) 14.9 3 - 4x •  2Q 2012 weighted average annualized yield of 7.64%
•  100% "AAA" and "AA" rated
• Loans pledged to support repayment of securitization
  bonds issued by the Company
• Originated in the 1990’s
• Unsecuritized single family and commercial mortgage
  loans
Derivative Instruments 0.0 (39.3) (39.3) -
• Consists of interest rate swaps
Cash and cash equivalents 53.8 0.0 53.8 -
Other assets/other liabilities 47.3 (20.9) 26.4 -
Total $3,729.2 ($3,204.1) $525.1 6-7x
0.0 0.9 -
(57.7) 31.5 3 - 4x
($2,162.5) $2,350.4
(389.3) 85.6 3 - 4x
$187.9 8 - 9x
89.2
0.9
Securitized mortgage loans
Other investments
474.9
Agency RMBS

17 17
Selected Financial Highlights
(as of and for the quarter ended)
Financial Highlights:
($000 except per share amounts) Jun 30, 2012 Mar 31, 2012 Dec 31, 2011 Sept 30, 2011 Jun 30, 2011
Total Investments 3,628,163 $           3,276,170 $           2,500,976 $           2,595,574 $            2,591,097 $
Total Assets 3,729,197             3,349,056             2,582,193             2,633,686 2,656,703
Total Liabilities 3,204,124             2,826,159             2,210,844             2,264,152 2,269,843
Total Equity 525,073                522,897                371,349                369,534 386,860
Interest Income 27,125                  26,272                  23,704                  21,143 21,065
Interest Expense 8,117                     7,125                     6,732                     6,583 6,032
Net Interest Income 19,008                  19,147                  16,972                  14,560 15,033
General and Administrative Expenses 3,024                     3,121                     3,249                     2,335 2,255
Net Income 18,847 $               16,476 $               14,406 $               1,532 $                   13,594 $
Diluted EPS 0.35 $                    0.33 $                    0.36 $                    0.04 $                     0.34 $
Dividends Declared per Common Share 0.29 0.28 0.28 0.27 0.27
Book Value per Share 9.66 9.62 9.20 9.15 9.59
* Diluted EPS Ex-Items was $0.32. EPS Ex-Items, or Dynex’s earnings per share excluding certain items, excludes from GAAP earnings per share the impact of litigation settlement and related defense costs of
$8.2 million (or $0.20 per diluted common share), a loss of $2.0 million (or $0.05 per diluted common share) on redemption of non-recourse collateralized financings, and $1.3 million (or $0.03 per diluted common share) in net accelerated premium amortization due to an increase in forecasted prepayment speeds during the third quarter of 2011. See the Company’s press release issued November 1, 2011 for further discussion.
*